Exhibit 4.2

EXECUTION VERSION

REGISTRATION RIGHTS AGREEMENT

THIS REGISTRATION RIGHTS AGREEMENT (this “Agreement”) dated as of January 31, 2014 is made by and among (i) J.A. Cosmetics Holdings, Inc., a Delaware corporation (the “Company”), (ii) the Persons listed on Schedule I attached hereto (as amended from time to time, the “TPG-Group”), and (iii) the Persons listed on Schedule II attached hereto, together with all other Persons who may become a party to this Agreement by executing and delivering to the Company a Joinder Agreement (“Joinder Agreement”), in the form attached hereto as Exhibit A, to the Company subsequent to the original execution and delivery of this Agreement (collectively, the “Non-TPG Group”). The TPG Group and the Non-TPG Group are collectively referred to herein as the “Stockholders,” and each member of each of the TPG Group and the Non-TPG Group, as a “Stockholder.”

In consideration of the mutual covenants contained herein and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties to this Agreement hereby agree as follows:

1. Demand Registrations.

(a) Requests for Registration. The Stockholders contemplate the initial public offering of the equity securities of the Company or a Subsidiary of the Company. Subject to the limitations contained in Sections 1(b) and (c), at any time and from time to time, the holders of a majority of the TPG Group Registrable Securities, J.A. Cosmestics, Corp. and its Permitted Transferees (the “JAC Group”), who in the aggregate are the holders of a majority of the Other Registrable Securities held by the JAC Group (the “JAC Group Registrable Securities”), or the holders of a majority of the Other Registrable Securities held by the Amin Group (the “Amin Group Registrable Securities”), as applicable, may request registration under the Securities Act of all or part of their respective Registrable Securities on Form S-1 or any similar long-form registration (“Long-Form Registrations”) or, if available, on Form S-3 (including pursuant to Rule 415 under the Securities Act) or any similar short-form registration (“Short-Form Registrations”); provided that neither the JAC Group nor the Amin Group shall be entitled to make any such request unless the JAC Group or the Amin Group, as applicable, respectively holds at least five percent (5%) of the Registrable Securities outstanding at the time of such request. All registrations requested pursuant to this Section 1(a) are referred to herein as “Demand Registrations.” Each request for a Demand Registration shall specify the approximate number of Registrable Securities requested to be registered and the anticipated per share price range for such offering. Within five (5) days after receipt of any such request, the Company shall give written notice of such requested registration to all other holders of Registrable Securities and, subject to Section 1(d), will include in such registration all Registrable Securities with respect to which the Company has received written requests for inclusion therein from such Persons within five (5) days after the receipt of the Company’s notice.

(b) Long-Form Registrations. (i) The holders of a majority of the TPG Group Registrable Securities shall be entitled to request an unlimited number of Long-Form Registrations (subject to Section 1(e)), (ii) the holders of a majority of the JAC Group Registrable Securities shall be entitled to request one (1) Long-Form Registration and (iii) the holders of a majority of the Amin Group Registrable Securities shall be entitled to request one (1) Long-Form Registration, in each case, in which the Company shall pay all Registration Expenses (as defined below in Section 5). All Long-Form Registrations shall be underwritten registrations.

(c) Short-Form Registrations. In addition to the Long-Form Registrations provided pursuant to Section 1(b), (i) the holders of a majority of the TPG Group Registrable Securities shall be entitled to request an unlimited number of Short-Form Registrations (subject to Section 1(e)), (ii) the holders of a majority of the JAC Group Registrable Securities shall be entitled to request two (2) Short-Form Registrations and (iii) the holders of a majority of the Amin Group Registrable Securities shall be entitled to request one (1) Short-Form Registration, in each case, in which the Company shall pay all Registration Expenses. Demand Registrations will be Short-Form Registrations whenever the Company is permitted to use any applicable short form. After the Company has become subject to the reporting requirements of the Securities Exchange Act, the Company shall use its best efforts to make Short-Form Registrations on Form S-3 available for the sale of Registrable Securities. All Short-Form Registrations shall be underwritten registrations, unless otherwise agreed to by the holders of a majority of the Registrable Securities included in such registration. If the Company, pursuant to the request of the holder(s) of a majority of the TPG Group Registrable Securities, the holder(s) of a majority of the JAC Group Registrable Securities or the holders of a majority of the Amin Group Registrable Securities, as applicable, is qualified to and has filed with the Securities Exchange Commission a registration statement under the Securities Act on Form S-3 pursuant to Rule 415 under the Securities Act (the “Required Registration”), then the Company shall use reasonable best efforts to cause the Required Registration to be declared effective under the Securities Act as soon as practicable after filing, and, once effective, the Company shall cause such Required Registration to remain effective until the date on which all TPG Group Registrable Securities, JAC Group Registrable Securities or Amin Group Registrable Securities, as applicable, included in such registration have been sold pursuant to the Required Registration.

(d) Priority on Demand Registrations. The Company shall not include in any Demand Registration any securities which are not Registrable Securities without the prior written consent of the holders of a majority of the TPG Group Registrable Securities included in such registration. If a Demand Registration is an underwritten offering and the managing underwriters advise the Company in writing that, in their opinion, the number of Registrable Securities and, if permitted hereunder, other securities requested to be included in such offering exceeds the number of Registrable Securities and other securities, if any, which can be sold in an orderly manner in such offering within the price range acceptable to the holders of a majority of the Registrable Securities initially requesting such registration, the Company will include in such registration, (i) first, the Registrable Securities requested to be included in such registration that, in the opinion of such underwriters, can be sold in an orderly manner within such price range, pro rata among the respective holders thereof on the basis of the number of Registrable Securities owned by each such holder, and (ii) second, other securities requested (and permitted) to be included in such registration, if any, that, in the opinion of such underwriters, can be sold in an orderly manner within such price range, pro rata among the holders of such securities on the basis of the number of such securities owned by each such holder.

(e) Restrictions on Demand Registrations. The Company shall not be obligated to effect any Long Form Registration within ninety (90) days after the effective date of a previous Long Form Registration or a previous registration in which the holders of Registrable Securities were given piggyback rights pursuant to Section 2 and in which there was no reduction in the number of Registrable Securities requested to be included. The Company may postpone for up to six (6) months the filing or the effectiveness of a registration statement for a Demand Registration if the Company and the holders of a majority of the TPG Group Registrable Securities agree that such Demand Registration would reasonably be expected to have a material adverse effect on any proposal or plan by the Company or any of its Subsidiaries to acquire financing, engage in any acquisition of assets (other than in the ordinary course of business) or engage in any merger, consolidation, tender offer, reorganization or similar transaction; provided that, in such event, the Company shall pay all Registration Expenses in connection with such registration. The Company may delay a Demand Registration hereunder only once in any twelve (12)-month period.

(f) Selection of Underwriters. The holders of a majority of the TPG Group Registrable Securities, the holders of a majority of the JAC Group Registrable Securities or the holders of a majority of the Amin Group Registrable Securities, as applicable, included in any Demand Registration shall have the right to select the investment banker(s) and managing underwriter(s) to administer the offering.

(g) Effectiveness of a Demand Registration. A Demand Registration shall not deemed to have been effected and shall not be counted as a Demand Registration (i) unless a registration statement with respect thereto has become effective and has remained effective for a period of at least 180 days or such shorter period in which all the Registrable Securities included in such Demand Registration actually have been sold thereunder (provided that such period shall be extended for a period of time equal to the period the holder of Registrable Securities refrains from selling any securities included in such registration statement at the request of the Company pursuant to this Agreement) or (ii) if, after it becomes effective, the Demand Registration becomes subject, prior to 180 days after effectiveness, to any stop order, injunction or other order or requirement of the Securities and Exchange Commission or other governmental entity, agency or authority.

2. Piggyback Registrations.

(a) Right to Piggyback. Whenever the Company proposes to register any of its equity securities (including any proposed registration of the Company’s securities by any third party) under the Securities Act (other than (i) pursuant to a Demand Registration, which is governed by Section 1, (ii) pursuant to a registration on Form S-4 or S-8 or any successor or similar forms, or (iii) in connection with the Company’s initial public offering of equity securities), whether or not for sale for its own account, and the registration form to be used may be used for the registration of Registrable Securities (a “Piggyback Registration”), the Company shall give prompt written notice to all holders of Registrable Securities of its intention to effect such a registration and will include in such registration all Registrable Securities with respect to which the Company has received written requests for inclusion therein from such Persons within ten (10) days after the receipt of the Company’s notice.

(b) Piggyback Expenses. The Registration Expenses of the holders of Registrable Securities shall be paid by the Company in all Piggyback Registrations.

(c) Priority on Primary Registrations. If a Piggyback Registration is an underwritten primary registration on behalf of the Company, and the managing underwriters advise the Company in writing that in their opinion the number of securities requested to be included in such offering exceeds the number which can be sold in an orderly manner in such offering within a price range acceptable to the Company, then the Company shall include in such registration (i) first, the securities the Company proposes to sell that, in the opinion of such underwriters, can be sold in an orderly manner within such price range, (ii) second, the Registrable Securities requested to be included in such registration, if any, that, in the opinion of such underwriters, can be sold in an orderly manner within such price range, pro rata among the respective holders thereof on the basis of the number of Registrable Securities owned by each such holder, and (iii) third, other securities requested (and permitted) to be included in such registration, if any, that, in the opinion of such underwriters, can be sold in an orderly manner within such price range, pro rata among the holders of such securities on the basis of the number of such securities owned by each such holder.

(d) Priority on Secondary Registrations. If a Piggyback Registration is an underwritten secondary registration on behalf of holders of the Company’s securities other than holders of Registrable Securities (it being understood that secondary registrations on behalf of holders of Registrable Securities are addressed in Section 1 rather than this Section 2(d)), and the managing underwriters advise the Company in writing that, in their opinion, the number of securities requested to be included in such registration exceeds the number which can be sold in an orderly manner in such offering within a price range acceptable to the holders of a majority of the securities initially requested to be included in such registration, then the Company shall include in such registration (i) first, the securities requested to be included therein by the holders requesting such registration and the Registrable Securities requested to be included in such registration, in each case that, in the opinion of such underwriters, can be sold in an orderly manner within such price range, pro rata among the holders of such securities and the holders of such Registrable Securities on the basis of the number of securities owned by each such holder, and (ii) second, other securities requested (and permitted) to be included in such registration, if any, that, in the opinion of such underwriters, can be sold in an orderly manner within such price range.

(e) Selection of Underwriters. If any Piggyback Registration is an underwritten offering, the selection of the investment banker(s) and managing underwriter(s) for the offering must be approved by the holders of a majority of the Registrable Securities included in such Piggyback Registration, which approval shall not be unreasonably withheld.

(f) Other Registrations. If the Company has previously filed a registration statement with respect to Registrable Securities pursuant to Section 1 or pursuant to this Section 2, and if such previous registration has not been withdrawn or abandoned, then, unless such previous registration statement is a Required Registration, the Company shall not file or cause to be effected any other registration of any of its equity securities or securities convertible or exchangeable into or exercisable for its equity securities under the Securities Act (except on Form S-4 or S-8 or any successor form), whether on its own behalf or at the request of any holder or holders of such securities, until a period of at least six months has elapsed from the effective date of such previous registration.

3. Holdback Agreements.

(a) Each holder of Registrable Securities agrees that in connection with the Company’s initial public offering and any Demand Registration or Piggyback Registration that is an underwritten public offering of the Company’s equity securities, he, she or it, to the extent required by the lead majority underwriter of any such offering, shall not (i) offer, sell, contract to sell, pledge or otherwise dispose of (including sales pursuant to Rule 144), directly or indirectly, any equity securities of the Company (“Securities”) (including Securities which may be deemed to be owned beneficially by such holder in accordance with the rules and regulations of the Securities and Exchange Commission), or any securities, options, or rights convertible into or exchangeable or exercisable for Securities (“Other Securities”), other than, subject to Section 3(b), to a Permitted Transferee (as defined in the Stockholders Agreement), provided such Permitted Transferee agrees to be bound the terms of this Agreement, (ii) enter into a transaction which would have the same effect as described in clause (i) of this Section 3(a), (iii) enter into any swap, hedge or other arrangement that transfers, in whole or in part, any of the economic consequences or ownership of any Securities or Other Securities, whether such transaction is to be settled by delivery of such Securities, Other Securities, in cash or otherwise, or (iv) publicly disclose the intention to enter into any transaction described in (i), (ii) or (iii) above, from the date on which the Company gives notice to the holders of Registrable Securities that a preliminary prospectus has been circulated for the underwritten public offering to the date that is 180-days following the date of the final prospectus for such underwritten public offering (or such shorter period as agreed to by the underwriters designated as “book-runners” managing such registered public offering), unless such book-runners otherwise agree in writing (such period, the “Holdback Period”). If (x) the Company issues an earnings release or other material news or a material event relating to the Company and its Subsidiaries occurs during the last seventeen (17) days of the Holdback Period or (y) prior to the expiration of the Holdback Period, the Company announces that it will release earnings results during the sixteen (16)-day period beginning upon the expiration of the Holdback Period, then to the extent necessary for a managing or co-managing underwriter of a registered offering required hereunder to comply with FINRA Rule 2711(f)(4), the Holdback Period shall be extended until eighteen (18) days after the earnings release or the occurrence of the material news or event, as the case may be (such period referred to herein as the “Holdback Extension”). The Company may impose stop-transfer instructions with respect to its securities that are subject to the foregoing restriction until the end of such period, including any period of Holdback Extension.

(b) In connection with any underwritten public offering of the Company’s equity securities, each holder of Registrable Securities agrees to enter into any lockup or similar agreement requested by the underwriters managing the registered public offering that the holders of a majority of the TPG Group Registrable Securities agree(s) to enter into.

(c) The Company (i) agrees not to effect any Public Sale or distribution of its equity securities, or any securities convertible into or exchangeable or exercisable for such securities, during the seven days prior to and during the 180-day period beginning on the effective date of any Demand Registration or any underwritten Piggyback Registration (except as part of such underwritten registration or pursuant to registrations on Form S-4 or S-8 or any successor form) or, in the event of a Holdback Extension, for such longer period until the end of such period of Holdback Extension, unless the underwriters managing the registered public offering otherwise agree, and (ii) to the extent not inconsistent with applicable law, except as otherwise permitted by the holders of a majority of the TPG Group Registrable Securities, shall cause each holder of its equity securities, or any securities convertible into or exchangeable or exercisable for equity securities, purchased from the Company at any time after the date of this Agreement (other than in a registered public offering) to agree not to effect any Public Sale or distribution (including sales pursuant to Rule 144) of any such securities during such period (as extended by any Holdback Extension) except as part of such underwritten registration, if otherwise permitted, unless the underwriters managing the registered public offering otherwise agree.

(d) Notwithstanding any other provision contained in this Agreement, the Company shall not include in any underwritten Demand Registration or underwritten Piggyback Registration any portion of Registrable Securities held by any officers or employees of the Company or any of its Subsidiaries the inclusion of which the underwriter of such Demand Registration or Piggyback Registration, as the case may be, determines is likely to adversely affect such offering.

(e) Notwithstanding anything to the contrary herein, except in the case of (i) a transfer to the Company, (ii) a Public Sale permitted hereunder or (iii) a transfer in connection with an Approved Sale (as defined in the Stockholders Agreement) (clauses (i) through (iii), a “Permitted Transfer”), prior to transferring any Registrable Securities to any Person not already a party to this Agreement (including by operation of law), the transferring Stockholder shall cause the prospective transferee to execute and deliver to the Company a counterpart of this Agreement thereby agreeing to be bound by the terms hereof. Any transfer or attempted transfer of any Registrable Securities in violation of any provision of this Agreement shall be void ab initio, and the Company shall not record such transfer on its books or treat any purported transferee of such securities as the owner of such securities for any purpose. Other than in the case of a Permitted Transfer, whether or not any such transferee has executed a counterpart hereto, such transferee shall be subject to the obligations of the transferor hereunder. The provisions of this Section 3(e) shall terminate upon a Public Offering (as defined in the Stockholders Agreement).

(f) Each certificate evidencing any Securities or Other Securities held by a Stockholder and each certificate issued in exchange for or upon the transfer of any such securities (unless such securities are permitted to be transferred pursuant to this Agreement and, if such securities were Registrable Securities, would no longer be Registrable Securities after such transfer) shall be stamped or otherwise imprinted with a legend in substantially the following form:

“THE SHARES REPRESENTED BY THIS CERTIFICATE WERE ORIGINALLY ISSUED ON             , HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE “ACT”), OR APPLICABLE STATE SECURITIES LAWS (“STATE ACTS”) AND MAY NOT BE SOLD, ASSIGNED, PLEDGED OR TRANSFERRED OR OTHERWISE DISPOSED OF IN THE ABSENCE OF AN EFFECTIVE REGISTRATION STATEMENT UNDER THE ACT OR STATE ACTS OR AN EXEMPTION FROM REGISTRATION THEREUNDER. THE TRANSFER OF THE SHARES REPRESENTED BY THIS CERTIFICATE IS SUBJECT TO THE CONDITIONS SPECIFIED IN (I) THE

STOCKHOLDERS AGREEMENT, DATED AS OF JANUARY 31, 2014, AS AMENDED AND MODIFIED FROM TIME TO TIME, GOVERNING THE ISSUER (THE “COMPANY”) AND BY AND AMONG CERTAIN STOCKHOLDERS, AND (II) THE REGISTRATION RIGHTS AGREEMENT, DATED AS OF JANUARY 31, 2014, AS AMENDED AND MODIFIED FROM TIME TO TIME, BY AND AMONG THE ISSUER AND CERTAIN STOCKHOLDERS. A COPY OF SUCH CONDITIONS SHALL BE FURNISHED BY THE COMPANY TO THE HOLDER HEREOF UPON WRITTEN REQUEST AND WITHOUT CHARGE.”

The Company shall imprint such legend on certificates evidencing Securities and Other Securities outstanding prior to the date hereof. The legend set forth above shall be removed from the certificates evidencing any securities which are transferred pursuant to a Permitted Transfer.

4. Registration Procedures. Whenever the holders of Registrable Securities have requested that any Registrable Securities be registered pursuant to this Agreement, the Company shall use its reasonable best efforts to effect the registration and the sale of such Registrable Securities in accordance with the intended method of disposition thereof and pursuant thereto the Company will as expeditiously as possible:

(a) in accordance with the Securities Act and all applicable rules and regulations promulgated thereunder, prepare and (within sixty (60) days after the end of the period within which requests for registration may be given to the Company) file with the Securities and Exchange Commission a registration statement with respect to such Registrable Securities and thereafter use its reasonable best efforts to cause such registration statement to become effective as soon as practicable thereafter (provided that before filing a registration statement or prospectus or any amendments or supplements thereto, the Company shall furnish to the counsel selected by the holders of a majority of the Registrable Securities that requested the Demand Registration copies of all such documents proposed to be filed, which documents shall be subject to the review and comment of such counsel);

(b) notify in writing each holder of Registrable Securities of the effectiveness of each registration statement filed hereunder and prepare and file with the Securities and Exchange Commission such amendments and supplements to such registration statement and the prospectus used in connection therewith as may be necessary to keep such registration statement effective for a period of either (i) not less than six months (subject to extension pursuant to Section 7(b)) or, if such registration statement relates to an underwritten offering, such longer period as in the opinion of counsel for the underwriters a prospectus is required by law to be delivered in connection with sales of Registrable Securities by an underwriter or dealer or (ii) such shorter period as will terminate when all of the securities covered by such registration statement have been disposed of in accordance with the intended methods of disposition by the seller or sellers thereof set forth in such registration statement (but in any event not before the expiration of any longer period required under the Securities Act), and to comply with the provisions of the Securities Act with respect to the disposition of all securities covered by such registration statement until such time as all of such securities have been disposed of in accordance with the intended methods of disposition by the seller or sellers thereof set forth in such registration statement;

(c) furnish to each seller of Registrable Securities thereunder such number of copies of such registration statement, each amendment and supplement thereto, the prospectus included in such registration statement (including each preliminary prospectus), each Free Writing Prospectus and such other documents as such seller may reasonably request in order to facilitate the disposition of the Registrable Securities owned by such seller;

(d) use its reasonable best efforts to register or qualify such Registrable Securities under such other securities or blue sky laws of such jurisdictions as any seller of Registrable Securities reasonably requests and do any and all other acts and things which may be reasonably necessary or advisable to enable such seller to consummate the disposition in such jurisdictions of the Registrable Securities owned by such seller (provided that the Company shall not be required to (i) qualify generally to do business in any jurisdiction where it would not otherwise be required to qualify but for this Section 4(d), (ii) subject itself to taxation in any such jurisdiction or (iii) consent to general service of process in any such jurisdiction);

(e) notify in writing each seller of such Registrable Securities (i) promptly after it receives notice thereof, of the date and time when such registration statement and each post-effective amendment thereto has become effective or a prospectus or supplement to any prospectus relating to a registration statement has been filed and when any registration or qualification has become effective under a state securities or blue sky law or any exemption thereunder has been obtained, (ii) promptly after receipt thereof, of any request by the Securities and Exchange Commission for the amendment or supplementing of such registration statement or prospectus or for additional information, and (iii) at any time when a prospectus relating thereto is required to be delivered under the Securities Act, of any event as a result of which, the prospectus included in such registration statement (x) contains an untrue statement of a material fact or omits any fact necessary to make the statements therein not misleading in light of the circumstances under which they were made or (y) is otherwise not legally available to support sales of Registrable Securities;

(f) prepare and file promptly with the Securities and Exchange Commission, and notify such sellers of Registrable Securities prior to the filing of, such amendments or supplements to such registration statement or prospectus as may be necessary to correct any statements or omissions if, at the time when a prospectus relating to such securities is required to be delivered under the Securities Act, any event has occurred as the result of which any such prospectus or any other prospectus as then in effect would include an untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein not misleading, and, in case any of such holders of Registrable Securities or any underwriter for any such holders is required to deliver a prospectus at a time when the prospectus then in circulation is not in compliance with the Securities Act or the rules and regulations promulgated thereunder, the Company shall use its best efforts to prepare promptly upon request of any such holder or underwriter such amendments or supplements to such registration statement and prospectus as may be necessary in order for such prospectus to comply with the requirements of the Securities Act and such rules and regulations;

(g) cause all such Registrable Securities to be listed on each securities exchange on which similar securities issued by the Company are then listed;

(h) provide a transfer agent and registrar for all such Registrable Securities not later than the effective date of such registration statement;

(i) enter into and perform such customary agreements (including underwriting agreements in customary form) and take all such other actions as the holders of a majority of the Registrable Securities that requested the Demand Registration included in such registration, or the underwriters, if any, reasonably request in order to expedite or facilitate the disposition of such Registrable Securities (including participation in “road shows”, investor presentations and marketing events and effecting a share or unit split or a combination of shares or units);

(j) make available for inspection by any underwriter participating in any disposition pursuant to such registration statement, and any attorney, accountant, or other agent retained by any such underwriter, all financial and other records, pertinent corporate documents and properties of the Company, and cause the Company’s officers, directors, employees, and independent accountants to supply all information reasonably requested by any such underwriter, attorney, accountant, or agent in connection with such registration statement and assist and, at the request of any participating underwriter, use reasonable best efforts to cause such officers or directors to participate in presentations to prospective purchasers;

(k) take all reasonable actions to ensure that any Free-Writing Prospectus utilized in connection with any Demand Registration or Piggyback Registration hereunder complies in all material respects with the Securities Act, is filed in accordance with the Securities Act to the extent required thereby, is retained in accordance with the Securities Act to the extent required thereby and, when taken together with the related prospectus, will not contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements therein, in light of the circumstances under which they were made, not misleading;

(l) otherwise use its reasonable best efforts to comply with all applicable rules and regulations of the Securities and Exchange Commission, and make available to its security holders, as soon as reasonably practicable, an earnings statement covering the period of at least twelve (12) months beginning with the first day of the Company’s first full calendar quarter after the effective date of the registration statement, which earnings statement shall satisfy the provisions of Section 11(a) of the Securities Act and Rule 158 thereunder;

(m) use its reasonable best efforts to prevent the issuance of any stop order suspending the effectiveness of a registration statement, or of any order suspending or preventing the use of any related prospectus or suspending the qualification of any securities included in such registration statement for sale in any jurisdiction, and in the event of the issuance of any such stop order or other such order the Company shall advise such holders of Registrable Securities of such stop order or other such order promptly after it shall receive notice or obtain knowledge thereof and shall use its best efforts promptly to obtain the withdrawal of such order;

(n) obtain one or more cold comfort letters, dated the effective date of such registration statement (and, if such registration includes an underwritten public offering, dated the date of each closing under the underwriting agreement and addressed to the underwriters), from the Company’s independent public accountants in customary form and covering such matters of the type customarily covered by cold comfort letters as the holders of a majority of the Registrable Securities that requested the Demand Registration included in such registration reasonably request; and

(o) provide a legal opinion of the Company’s outside counsel, dated the effective date of such registration statement (or, if such registration includes an underwritten public offering, dated the date of each closing under the underwriting agreement), with respect to the registration statement, each amendment and supplement thereto, the prospectus included therein (including the preliminary prospectus) and such other documents relating thereto in customary form and covering such matters of the type customarily covered by such opinions, which opinions shall be addressed to the underwriters. The Company may require each seller of Registrable Securities as to which any registration is being effected to furnish the Company such information regarding such seller and the distribution of such securities as the Company may from time to time reasonably request in writing.

5. Registration Expenses.

(a) All expenses incident to the Company’s performance of or compliance with this Agreement, including all registration and filing fees, fees and expenses of compliance with securities or blue sky laws, printing expenses, travel expenses, filing expenses, messenger and delivery expenses, fees and disbursements of custodians, and fees and disbursements of counsel for the Company and of all independent certified public accountants, underwriters including, if necessary, a “qualified independent underwriter” within the meaning of the rules of the Financial Industry Regulatory Authority (in each case, excluding discounts and commissions), and other Persons retained by the Company or by the holders of TPG Group Registrable Securities or their affiliates on behalf of the Company (all such expenses being herein called “Registration Expenses”), shall be borne as provided in this Agreement, except that the Company shall, in any event, pay its internal expenses (including all salaries and expenses of its officers and employees performing legal or accounting duties), the expense of any annual audit or quarterly review, the expense of any liability insurance and the expenses and fees for listing the securities to be registered on each securities exchange on which similar securities issued by the Company are then listed. Each Person that sells securities pursuant to a Demand Registration or Piggyback Registration hereunder shall bear and pay all underwriting discounts and commissions applicable to the securities sold for such Person’s account.

(b) In connection with each Demand Registration and each Piggyback Registration, the Company shall reimburse the holders of Registrable Securities included in such registration for the reasonable fees and disbursements of one counsel chosen by the holders of a majority of the Registrable Securities included in such registration.

(c) To the extent Registration Expenses are not required to be paid by the Company, each holder of securities included in any registration hereunder shall pay those Registration Expenses allocable hereunder to the registration of such holder’s securities so included, and any Registration Expenses not so allocable shall be borne by all sellers of securities included in such registration in proportion to the aggregate selling price of each seller’s securities to be so registered.

6. Indemnification.

(a) The Company agrees to indemnify and hold harmless, to the fullest extent permitted by law, each holder of Registrable Securities, its officers, directors, partners, managers, agents, and employees and each Person who controls such holder (within the meaning of the Securities Act) (each an “Indemnitee” and, collectively, the “Indemnitees”) against any losses, claims, damages, liabilities, joint or several, together with reasonable costs and expenses (including reasonable attorneys’ fees), to which such Indemnitee may become subject under the Securities Act or otherwise, insofar as such losses, claims, damages or liabilities (or actions or proceedings, whether commenced or threatened, in respect thereof) arise out of, are based upon, are caused by or result from (i) any untrue or alleged untrue statement of material fact contained (A) in any registration statement, prospectus or preliminary prospectus or any amendment thereof or supplement thereto or (B) in any application or other document or communication (in this Section 6 collectively called an “application”) executed by or on behalf of the Company or based upon written information furnished by or on behalf of the Company filed in any jurisdiction in order to qualify any securities covered by such registration statement under the “blue sky” or securities laws thereof, or (ii) any omission or alleged omission of a material fact required to be stated therein or necessary to make the statements therein not misleading, and the Company will reimburse each such Indemnitee for any legal or any other expenses incurred by him, her or it in connection with investigating or defending any such loss, claim, damage, expense, liability, action or proceeding; provided, however, that the Company shall not be liable in any such case to any such Person to the extent that any such loss, claim, damage, liability (or action or proceeding in respect thereof) or expense arises out of, is based upon, is caused by or results from an untrue statement or alleged untrue statement, or omission or alleged omission, made in such registration statement, any such prospectus or preliminary prospectus or any amendment or supplement thereto, or in any application, in reliance upon, and in conformity with, written information prepared and furnished to the Company by such holder expressly for use therein. In connection with an underwritten offering, the Company shall indemnify the underwriters, their officers and directors and each Person who controls such underwriters (within the meaning of the Securities Act) to the same extent as provided above with respect to the indemnification of the holders of Registrable Securities.

(b) In connection with any registration statement in which a holder of Registrable Securities is participating, each such holder shall furnish to the Company in writing such information regarding the holder and affidavits as the Company reasonably requests for use in connection with any such registration statement or prospectus and, to the fullest extent permitted by law, shall indemnify and hold harmless the other holders of Registrable Securities and the Company, and their respective directors, officers, partners, managers, agents and employees and each other Person who controls the Company (within the meaning of the Securities Act) against any losses, claims, damages, liabilities, joint or several, together with reasonable costs and expenses (including reasonable attorney’s fees), to which such indemnified party may become subject under the Securities Act or otherwise, insofar as such losses, claims, damages or liabilities (or actions or proceedings, whether commenced or threatened, in respect thereof) arise out of, are based upon, are caused by or result from (i) any untrue or alleged untrue statement of material fact contained in the registration statement, prospectus or preliminary prospectus or any amendment thereof or supplement thereto or in any application or (ii) any omission or alleged omission of a material fact required to be stated therein or necessary to make the statements therein not misleading, but only to the extent that such untrue statement or omission is made in such registration statement, any such prospectus or preliminary prospectus or any amendment or supplement thereto, or in any application, in each case, in reliance upon and in conformity with written information regarding the holder prepared and furnished to the Company by such holder expressly for use therein; provided, however, that the obligation to indemnify will be several and not joint, as to each holder and will be limited to the net amount of proceeds received by such holder from the sale of Registrable Securities pursuant to such registration statement.

(c) Any Person entitled to indemnification hereunder will (i) give prompt written notice to the indemnifying party of any claim with respect to which it seeks indemnification (provided that the failure to give prompt notice shall not impair any Person’s right to indemnification hereunder, except to the extent such failure has not prejudiced the indemnifying party), and (ii) unless (a) in such indemnified party’s reasonable judgment a conflict of interest between such indemnified and indemnifying parties may exist with respect to such claim or (b) the indemnifying party has failed within a reasonable time to assume such defense and the indemnified party is or would be reasonably be expected to be materially prejudiced by such delay, permit such indemnifying party to assume the defense of such claim with counsel reasonably satisfactory to the indemnified party (in the case of (a) or (b) the indemnified party shall be promptly reimbursed for the expenses of retaining such counsel). If such defense is assumed, the indemnifying party will not be subject to any liability for any settlement made by the indemnified party without its consent (but such consent will not be unreasonably withheld, conditioned or delayed). An indemnifying party who is not entitled to, or elects not to, assume the defense of a claim will pay the fees and expenses of one (but not more than one) counsel for all parties indemnified by such indemnifying party with respect to such claim, unless in the reasonable judgment of any indemnified party a conflict of interest may exist between such indemnified party and any other of such indemnified parties with respect to such claim, in which case the indemnifying party will pay the fees and expenses of one additional counsel for each such indemnified party.

(d) The indemnifying party shall not, except with the approval of each indemnified party, consent to entry of any judgment or enter into any settlement which does not include as an unconditional term thereof the giving by the claimant or plaintiff to each indemnified party of a release from all liability in respect to such claim or litigation without any payment, obligation or other consideration provided by such indemnified party.

(e) If the indemnification provided for in this Section 6 is unavailable to or is insufficient to hold harmless an indemnified party under the provisions above in respect to any losses, claims, damages or liabilities referred to therein, then each indemnifying party shall contribute to the amount paid or payable by such indemnified party as a result of such losses, claims, damages or liabilities (i) in such proportion as is appropriate to reflect the relative fault of the Company on the one hand and the sellers of Registrable Securities and any other sellers participating in the registration statement on the other hand or (ii) if the allocation provided by clause (i) above is not permitted by applicable law, in such proportion as is appropriate to reflect not only the relative faults referred to in clause (i) above but also the relative benefit of the Company on the one hand and of the sellers of Registrable Securities and any other sellers participating in the registration statement on the other in connection with the statements in the registration statement or omissions which resulted in such losses, claims, damages or liabilities, as well as any other relevant equitable considerations. The relative benefits received by the Company on the one hand and the sellers of Registrable Securities and any other sellers participating in the registration statement on the other shall be deemed to be in the same proportion as the total net proceeds from the offering (before deducting expenses) to the Company bear to the total net proceeds from the offering (before deducting expenses) to the sellers of Registrable Securities and any other sellers participating in the registration statement. The relative fault of the Company on the one hand and of the sellers of Registrable Securities and any other sellers participating in the registration statement on the other shall be determined by reference to, among other things, whether the untrue statement or alleged omission to state a material fact relates to information supplied by the Company or by the sellers of Registrable Securities or other sellers participating in the registration statement and the parties’ relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission.

The Company and the sellers of Registrable Securities agree that it would not be just and equitable if contribution pursuant to this Section 6 were determined by pro rata allocation (even if the sellers of Registrable Securities were treated as one entity for such purpose) or by any other method of allocation which does not take account of the equitable considerations referred to in the immediately preceding paragraph. The amount paid or payable by an indemnified party as a result of the losses, claims, damages and liabilities referred to in the immediately preceding paragraph shall be deemed to include, subject to the limitations set forth above, any legal or other expenses reasonably incurred by such indemnified party in connection with investigating or defending any such action or claim. Notwithstanding the provisions of this Section 6, no seller of Registrable Securities shall be required to contribute any amount in excess of the net proceeds received by such Seller from the sale of Registrable Securities covered by the registration statement filed pursuant hereto. No person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation.

(f) The indemnification and contribution by any such party provided for under this Agreement shall be in addition to any other rights to indemnification or contribution which any indemnified party may have pursuant to law or contract and will remain in full force and effect regardless of any investigation made or omitted by or on behalf of the indemnified party or any officer, director or controlling Person of such indemnified party and will survive the transfer of securities.

7. Participation in Underwritten Registrations.

(a) No Person may participate in any registration hereunder which is underwritten unless such Person (i) agrees to sell such Person’s securities on the basis provided in any underwriting arrangements approved by the Person or Persons entitled hereunder to approve such arrangements (including pursuant to the terms of any over-allotment or “green shoe” option requested by the managing underwriter(s), provided that no holder of Registrable Securities will be required to sell more than the number of Registrable Securities that such holder has requested the Company to include in any registration) and (ii) completes and executes all questionnaires, powers of attorney, indemnities, underwriting agreements and other documents reasonably required under the terms of such underwriting arrangements; provided that no holder of Registrable Securities included in any underwritten registration shall be required to make any representations or warranties to the Company or the underwriters (other than representations and warranties regarding such holder and such holder’s intended method of distribution) or to undertake any indemnification obligations to the Company or the underwriters with respect thereto, except as otherwise provided in Section 6 hereof.

(b) Each Person that is participating in any registration hereunder agrees that, upon receipt of any notice from the Company of the happening of any event of the kind described in Section 4(e), such Person will forthwith discontinue the disposition of its Registrable Securities pursuant to the registration statement until such Person’s receipt of the copies of a supplemented or amended prospectus as contemplated by Section 4(e). In the event the Company shall give any such notice, the applicable time period mentioned in Section 4(b) during which a Registration Statement is to remain effective shall be extended by the number of days during the period from and including the date of the giving of such notice pursuant to this Section 7 to and including the date when each seller of Registrable Securities covered by such registration statement shall have received the copies of the supplemented or amended prospectus contemplated by Section 4(e).

8. Current Public Information. At all times after the Company has filed a registration statement with the Securities and Exchange Commission pursuant to the requirements of either the Securities Act or the Securities Exchange Act, the Company shall, except as otherwise agreed to in writing by the holders of a majority of the TPG Group Registrable Securities, file all reports required to be filed by it under the Securities Act and the Securities Exchange Act and the rules and regulations adopted by the Securities and Exchange Commission thereunder, and will take such further action as any holder or holders of Registrable Securities may reasonably request, all to the extent required to enable such holder or holders to sell Registrable Securities pursuant to Rule 144 adopted by the Securities and Exchange Commission under the Securities Act (as such rule may be amended from time to time) or any similar rule or regulation hereafter adopted by the Securities and Exchange Commission.

9. Definitions.

“Agreement” has the meaning set forth in the preamble.

“Amin Group” means, collectively, Tarang and Hirni Amin Revocable Trust, dated April 16, 2004, Amin PT Irrevocable Trust, dated December 6, 2012 and Amin DT Irrevocable Trust, dated December 6, 2012.

“Amin Group Registrable Securities” has the meaning set forth in Section 1(a).

“application” has the meaning set forth in Section 6.

“Company” has the meaning set forth in the preamble.

“Demand Registrations” has the meaning set forth in Section 1(a).

“Free Writing Prospectus” means a free-writing prospectus, as defined in Rule 405 of the Securities Act.

“Holdback Extension” has the meaning set forth in Section 3(a).

“Holdback Period” has the meaning set forth in Section 3(a).

“Indemnitee” and “Indemnitees” have the meanings set forth in Section 6(a).” Long-Form Registrations” has the meaning set forth in Section 1(a).

“JAC Group” has the meaning set forth in Section 1(a).

“JAC Group Registrable Securities” has the meaning set forth in Section 1(a).

“Non-TPG Group” has the meaning set forth in the preamble.

“Other Registrable Securities” means (i) any common equity securities of the Company or any Subsidiary thereof from time to time held by the Non-TPG Group, and (ii) common equity securities of the Company issuable with respect to the securities referred to in clause (i) above by way of dividend, distribution, split or combination of securities, or any recapitalization, merger, consolidation or other reorganization. As to any particular Other Registrable Securities, such securities shall cease to be Other Registrable Securities when they (a) have been distributed to the public pursuant to an offering registered under the Securities Act or sold to the public through a broker, dealer or market maker in compliance with Rule 144 under the Securities Act (or any similar rule then in force), (b) have been purchased or otherwise acquired by TPG Group, (c) have been effectively registered under a registration statement including a registration statement on Form S-8 (or any successor form), or (d) have been repurchased by the Company or any Subsidiary.

“Other Securities” has the meaning set forth in Section 3(a).

“Permitted Transfer” has the meaning set forth in Section 3(e).

“Person” means an individual, a partnership, a joint venture, an association, a joint stock company, a corporation, a limited liability company, a trust, an unincorporated organization, an investment fund, any other business entity or a governmental entity or any department, agency or political subdivision thereof.

“Piggyback Registration” has the meaning set forth in Section 2(a).

“Public Sale” means any sale of Registrable Securities or other securities to the public pursuant to an offering registered under the Securities Act or through a broker, dealer or market maker pursuant to the provisions of Rule 144 promulgated under the Securities Act.

“Registrable Securities” means, collectively, the TPG Group Registrable Securities and the Other Registrable Securities. As to any particular Registrable Securities, such securities shall cease to be Registrable Securities when they (a) have been distributed to the public pursuant to an offering registered under the Securities Act or sold to the public through a broker, dealer or market maker in compliance with Rule 144 under the Securities Act (or any similar rule then in force), (b) repurchased by the Company or any Subsidiary, or (c) have been effectively registered under a registration statement including a registration statement on Form S-8 (or any successor form).

“Registration Expenses” has the meaning set forth in Section 5(a).

“Required Registration” has the meaning set forth in Section 1(c).

“Securities” has the meaning set forth in Section 3(a).

“Securities Act” means the Securities Act of 1933, as amended, or any similar federal law then in force.

“Securities and Exchange Commission” means the United States Securities and Exchange Commission and includes any governmental body or agency succeeding to the functions thereof.

“Securities Exchange Act” means the Securities Exchange Act of 1934, as amended, or any similar federal law then in force.

“Short-Form Registrations” has the meaning set forth in Section 1(a).

“Stockholders” has the meaning set forth in the preamble.

“Stockholders Agreement” means the Stockholders Agreement of the Company, dated as of the date hereof, as amended from time to time.

“Subsidiary” means, with respect to any Person, any corporation, limited liability company, partnership, association, or business entity of which (i) if a corporation, a majority of the total voting power of shares of stock entitled (without regard to the occurrence of any contingency) to vote in the election of directors, managers, or trustees thereof is at the time owned or controlled, directly or indirectly, by that Person or one or more of the other Subsidiaries of that Person or a combination thereof, or (ii) if a limited liability company, partnership, association, or other business entity (other than a corporation), a majority of partnership or other similar ownership interest thereof is at the time owned or controlled, directly or indirectly, by any Person or one or more Subsidiaries of that Person or a combination thereof. For purposes hereof, a Person or Persons shall be deemed to have a majority ownership interest in a limited liability company, partnership, association, or other business entity (other than a corporation) if such Person or Persons shall be allocated a majority of limited liability company, partnership, association, or other business entity gains or losses or shall be or control any managing director or general partner or a majority of the members of the governing body of such limited liability company, partnership, association, or other business entity.

“TPG Group” has the meaning set forth in the preamble.

“TPG Group Registrable Securities” means (i) any common equity securities of the Company or any Subsidiary thereof from time to time held by the TPG Group, (ii) common equity securities of the Company or any Subsidiary thereof issued or issuable with respect to the securities referred to in clause (i) above by way of dividend, distribution, split or combination of securities, or any recapitalization, merger, consolidation or other reorganization, and (iii) other common equity securities of the Company held by Persons holding securities described in clauses (i) or (ii) above. As to any particular TPG Group Registrable Securities, such securities shall cease to be TPG Group Registrable Securities when they (a) have been distributed to the public pursuant to an offering registered under the Securities Act or sold to the public through a broker, dealer or market maker in compliance with Rule 144 under the Securities Act (or any similar rule then in force), (b) have been purchased or otherwise acquired by any employee of the Company or its Subsidiaries, (c) have been effectively registered under a registration statement including a registration statement on Form S-8 (or any successor form), or (d) have been repurchased by the Company or any Subsidiary.

10. Miscellaneous.

(a) Notices. Any notice provided for in this Agreement shall be in writing and shall be either personally delivered, or received by certified mail, return receipt requested, or sent by reputable overnight courier service (charges prepaid) to the Company at the address set forth below and to any other recipient at the address indicated on the Schedule I and Schedule II attached hereto or to such other address or to the attention of such other Person as the recipient party has specified by prior written notice to the sending party. Notices will be deemed to have been given hereunder (i) when delivered personally to the recipient, (ii) one (1) business day after being sent to the recipient by reputable overnight courier service (charges prepaid), (iii) upon machine-generated acknowledgment of receipt after transmittal by facsimile if so acknowledged to have been received before 5:00 p.m. on a business day at the location of receipt and otherwise on the next following business day, provided that such notice, demand or other communication is also deposited within twenty-four (24) hours thereafter with a reputable overnight courier service (charges prepaid) for delivery to the same Person, (iv) upon transmittal by e-mail if transmitted before 5:00 p.m. (on a business day) in the time zone of the address (which address is determined in the preceding sentence) of the recipient and otherwise on the next following business day, or (iv) five (5) days after being mailed to the recipient by certified or registered mail, return receipt requested and postage prepaid. The Company’s address is:

J.A. Cosmetics Holdings, Inc.

c/o TPG Growth

345 California Street, Suite 3300

San Francisco, CA 94104

Attention: ###

Fax: ###

Email: ###

with copies (which shall not constitute notice) to:

Kirkland & Ellis LLP

333 South Hope Street

Los Angeles, California 90071

Attention: ###

                  ###

Fax: ###

Email: ###

            ###

(b) No Inconsistent Agreements. The Company will not hereafter enter into any agreement with respect to its securities which is inconsistent with or violates the rights granted to the holders of Registrable Securities in this Agreement. Except as provided in this Agreement, the Company shall not grant to any Persons the right to request the Company to register any equity securities of the Company, or any securities, options, or rights convertible or exchangeable into or exercisable for such securities, without the prior written consent of the holders of a majority of the Registrable Securities.

(c) Adjustments Affecting Registrable Securities. The Company will not take any action, or permit any change to occur, with respect to its securities which would materially and adversely affect the ability of the holders of Registrable Securities to include such Registrable Securities in a registration undertaken pursuant to this Agreement or which would adversely affect the marketability of such Registrable Securities in any such registration (including effecting a stock split, combination of shares or other recapitalization).

(d) Remedies. Any Person having rights under any provision of this Agreement shall be entitled to enforce such rights specifically to recover damages caused by reason of any breach of any provision of this Agreement and to exercise all other rights granted by law. The parties hereto agree and acknowledge that money damages may not be an adequate remedy for any breach of the provisions of this Agreement and that any party may in its sole discretion apply to any court of law or equity of competent jurisdiction (without posting any bond or other security) for specific performance and for other injunctive relief in order to enforce or prevent violation of the provisions of this Agreement.

(e) Amendments and Waivers. Except as otherwise provided herein, this Agreement may be amended, modified, or waived with the written consent of the holders of the TPG Group Registrable Securities; provided that if any such amendment, modification, or waiver would, individually or in the aggregate, adversely affect in any material respect the rights, preferences or privileges of any Other Registrable Securities (without regard to any effect on the individual circumstances of the holder of such Other Registrable Securities) disproportionately to the effect of such amendment, modification or waiver on the rights, preferences or privileges of the TPG Group Registrable Securities, such amendment, modification, or waiver shall also require the written consent of the holders of a majority of the Other Registrable Securities. The board of directors of the Company may, without the consent of any other Stockholder, amend Schedule I and Schedule II to reflect the issuance or Permitted Transfer to any Stockholder consistent with this Agreement.

(f) Successors and Assigns. This Agreement shall be binding upon and inure to the benefit of and be enforceable by the parties hereto (and the Persons specifically identified in Section 6) and their respective successors and assigns. In addition, and whether or not any express assignment shall have been made, the provisions of this Agreement which are for the benefit of the holders of Registrable Securities (or any portion thereof) as such shall be for the benefit of and enforceable by any subsequent holder of any Registrable Securities (or of such portion thereof); provided, that such subsequent holder of Registrable Securities shall be required to execute and deliver to the Company a Joinder Agreement substantially in the form attached hereto as Exhibit A agreeing to be bound by its terms.

(g) Severability. Whenever possible, each provision of this Agreement shall be interpreted in such manner as to be effective and valid under applicable law, but if any provision of this Agreement is held to be invalid, illegal or unenforceable in any respect under any applicable law or rule in any jurisdiction, such invalidity, illegality or unenforceability shall not affect any other provision or the effectiveness or validity of any provision in any other jurisdiction, and this Agreement shall be reformed, construed and enforced in such jurisdiction as if such invalid, illegal or unenforceable provision had never been contained herein.

(h) Entire Agreement. Except as otherwise expressly set forth herein, this document embodies the complete agreement and understanding among the parties hereto with respect to the subject matter hereof and supersedes and preempts any prior understandings, agreements or representations by or among the parties, written or oral, which may have related to the subject matter hereof in any way.

(i) Counterparts; Facsimile Signature. This Agreement may be executed simultaneously in two or more counterparts, any one of which need not contain the signatures of more than one party, but all such counterparts taken together will constitute one and the same Agreement. This Agreement may be executed by facsimile signature.

(j) Descriptive Headings. The descriptive headings of this Agreement are inserted for convenience only and do not constitute a part of this Agreement.

(k) Governing Law. This Agreement, including all issues concerning the relative rights of the Company and the Stockholders with respect to the matters set forth herein, shall be governed by and construed in accordance with the laws of the State of Delaware, without giving effect to any choice of law or conflict of law provision or rule (whether of the State of Delaware or any other jurisdiction) that would cause the application of the law of any jurisdiction other than the State of Delaware.

(l) Mutual Waiver of Jury Trial. BECAUSE DISPUTES ARISING IN CONNECTION WITH COMPLEX TRANSACTIONS ARE MOST QUICKLY AND ECONOMICALLY RESOLVED BY AN EXPERIENCED AND EXPERT PERSON AND THE PARTIES WISH APPLICABLE STATE AND FEDERAL LAWS TO APPLY (RATHER THAN ARBITRATION RULES), THE PARTIES DESIRE THAT THEIR DISPUTES BE RESOLVED BY A JUDGE APPLYING SUCH APPLICABLE LAWS. THEREFORE, TO ACHIEVE THE BEST COMBINATION OF THE BENEFITS OF THE JUDICIAL SYSTEM AND OF ARBITRATION, EACH PARTY TO THIS AGREEMENT HEREBY WAIVES ALL

RIGHTS TO A TRIAL BY JURY IN RESPECT OF ANY LITIGATION (WHETHER BASED ON CONTRACT, TORT OR OTHERWISE) DIRECTLY OR INDIRECTLY ARISING OUT OF OR RELATING TO THIS AGREEMENT OR THE TRANSACTIONS CONTEMPLATED HEREBY.

(m) Business Days. If any time period for giving notice or taking action hereunder expires on a day which is a Saturday, Sunday or legal holiday in the state in which the Company’s chief executive office is located, the time period shall automatically be extended to the business day immediately following such Saturday, Sunday or legal holiday.

* * * * *

IN WITNESS WHEREOF, the parties hereto have executed this Registration Rights Agreement as of the day and year first above written.

THE COMPANY:

J.A. COSMETICS HOLDINGS, INC.

By:	/s/ Ronald Cami
Name:	Ronald Cami
Title:	Vice President

Signature Pages - Registration Rights Agreement

THE TPG GROUP:

TPG ELF HOLDINGS, L.P.

By: TPG Growth II Advisors, Inc., its general partner

By:	/s/ Ronald Cami
Name:	Ronald Cami
Title:	Vice President

Signature Pages - Registration Rights Agreement

THE NON-TPG GROUP:

J.A. COSMETICS, CORP.

By:	/s/ Alan Shamah
Name:	Alan Shamah
Title:	President

Signature Pages - Registration Rights Agreement

Tarang and Hirni Amin Revocable Trust, dated April 16, 2004

By:	/s/ Tarang P. Amin
Name:	Tarang P. Amin
Title:	Trustee

By:	/s/ Hirni T. Amin
Name:	Hirni T. Amin
Title:	Trustee

Signature Pages - Registration Rights Agreement

Amin PT Irrevocable Trust, dated December 6, 2012

By:	/s/ Tarang P. Amin
Name:	Tarang P. Amin
Title:	Trustee

By:	/s/ Hirni T. Amin
Name:	Hirni T. Amin
Title:	Trustee

Signature Pages - Registration Rights Agreement

Amin DT Irrevocable Trust, dated December 6, 2012

By:	/s/ Tarang P. Amin
Name:	Tarang P. Amin
Title:	Trustee

By:	/s/ Hirni T. Amin
Name:	Hirni T. Amin
Title:	Trustee

Signature Pages - Registration Rights Agreement

/s/ Carlos Aquino
Carlos Aquino

Signature Pages - Registration Rights Agreement

/s/ William Zhao
William Zhao

Signature Pages - Registration Rights Agreement

MRS TRUST

By:	/s/ Mitch Otolski
Name:	Mitch Otolski
Title:	Agent

Signature Pages - Registration Rights Agreement

PENNANTPARK INVESTMENT CORPORATION

By:	/s/ Arthur H. Penn
Name:	Arthur H. Penn
Title:	Chief Executive Officer

Signature Pages - Registration Rights Agreement

PENNANTPARK FLOATING RATE CAPITAL LTD.

By:	/s/ Arthur H. Penn
Name:	Arthur H. Penn
Title:	Chief Executive Officer

Signature Pages - Registration Rights Agreement

PENNANTPARK CREDIT OPPORTUNITIES FUND, LP

By:	/s/ Arthur H. Penn
Name:	Arthur H. Penn
Title:	Managing Member of PennantPark Capital, LLC, the general partner of the Fund

Signature Pages - Registration Rights Agreement

ALLY COMMERCIAL FINANCE LLC

By:	/s/ Kevin J. Boland
Name:	Kevin J. Boland
Title:	Chief Risk Officer

Signature Pages - Registration Rights Agreement

Milsten/Conner Trust dated October 17, 2008

By:	/s/ Scott Milsten
Name:	Scott Milsten
Title:	Trustee

Signature Pages - Registration Rights Agreement

SCHEDULE I

As of January 31, 2014

The TPG Group

Name	Address
TPG elf Holdings, L.P.	###
###

SCHEDULE II

As of January 31, 2014

The Non-TPG Group

Name	Address
J.A. Cosmetics, Corp.	###
###
###
###
###
###

Tarang and Hirni Amin Revocable Trust, dated April 16, 2004	###
###
###
###
###

Amin PT Irrevocable Trust, dated December 6, 2012	###
###
###
###
###

Amin DT Irrevocable Trust, dated December 6, 2012	###
###
###
###
###

Carlos Aquino	###
###
###
###
###

William Zhao	###
###
###
###
###
###

MRS Trust	###
###
###
###
###

PennantPark Investment Corporation	###
### ###

PennantPark Floating Rate Capital Ltd.	###
###
###

PennantPark Credit Opportunities Fund, LP	###
###
###

Ally Commercial Finance LLC	###
###
###
###

Milsten/Conner Trust dated October 17, 2008	###
###
###

EXHIBIT A

FORM OF JOINDER AGREEMENT

This Joinder Agreement is being delivered to J.A. Cosmetics Holdings, Inc., a Delaware corporation (the “Company”), pursuant to Section 10 of that certain Registration Rights Agreement, dated as of                 , 2014 (as amended from time to time, the “Registration Rights Agreement”), among the Company and the Stockholders (as defined therein). Capitalized terms used herein shall have the meanings assigned to such terms in the Registration Rights Agreement.

The undersigned hereby executes and delivers to the Company this Joinder Agreement, pursuant to which the undersigned hereby becomes a party to the Registration Rights Agreement and agrees to be bound by the provisions of the Registration Rights Agreement with respect to the                      Registrable Securities held by the undersigned.

Any notice provided for in the Registration Rights Agreement should be delivered to the undersigned at the address set forth below:

Telephone:
Facsimile:

Dated:

[ ]

[Registration Rights Agreement - Joinder]